May 2, 2012

First Quarter 2012 Review

Peter S. Kraus
Chairman & Chief Executive Officer

Edward J. Farrell
Controller & Interim Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2011 and Form 10-Q for the quarter ended March 31, 2012. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our belief that in a more rational operating environment like the one we are currently experiencing, we are better able to execute on our long-term growth initiatives as a Company:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: First Quarter 2012

In US $ Billions



Gross Sales
$18
$15
1Q:12
4Q:11
$18
$16
1Q:12
1Q:11
Net Flows
1Q:12
4Q:11
$(12)
$(13)
1Q:12
1Q:11
$(12)
$(14)
End of Period AUM
$419
$406
1Q:12
4Q:11
$419
$477
1Q:12
1Q:11
Average AUM
$417
$411
1Q:12
4Q:11
$417
$481
1Q:12
1Q:11

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
5.2
8.2
2.3
(0.8)
(0.7)
(3.0)
(12.9)
(9.0)
(18.1)
3.7
8.5
1.5
(2.0)
(2.6)
(4.1)
(14.9)
(10.5)
(18.6)
2.3
7.3
1.7
(4.4)
(2.0)
(3.7)
(9.0)
(11.3)
(11.7)
6.1
7.1
1.7
(1.5)
(3.8)
(3.2)
(7.9)
(10.9)
(14.0)
3.8
12.9
1.4
2.3
(1.5)
(2.9)
(12.9)
(10.6)
(16.7)
Inst.
Ret.
P.C.
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12

Total	1Q 11	2Q 11	3Q 11	4Q 11	1Q 12
Gross Sales	$15.7	$13.7	$11.3	$14.9	$18.1
Gross Redemptions	$(30.1)	$(33.2)	$(26.7)	$(28.1)	$(30.2)
Net Outflows	$(14.4)	$(19.5)	$(15.4)	$(13.2)	$(12.1)

Institutional Highlights

1Q12 Gross Sales by Asset Class

$3.8B in Total



Fixed Income
78%
Value
10%
Growth
2%
Other*
10%

AXA-Related Dispositions Have Increased Outflows



$B
($18.1)
($18.6)
($11.3)
($2.8)
($14.0)
($5.2)
($16.7)
1Q11
2Q11
3Q11
4Q11
1Q12
Outflows Related to AXA Dispositions

Higher Pipeline** in 1Q12...



$4.3B
$6.6B
End 4Q11
End 1Q12

...Driven by Diverse Additions

- $730M Emerging Markets Fixed Income
- $600M Mortgage Fixed Income
- $300M Global Credit
- $200M Customized Retirement Strategies
- $150M US Small Cap Growth

Percentages rounded
*Other includes passive/index and alternative strategies
**Assets awarded and pending funding as of 3/31/12

Relative Performance: 1st Quarter 2012

	Through 3/31/12			
Fixed Income:	1Q12	1 Year	3 Year	5 Year
US Strategic Core Plus	0.3	(1.0)	4.8	0.6
US High Yield Composite	0.6	(1.2)	2.2	0.4
Global High Income	0.1	0.7	4.1	0.2
Global Fixed Income	0.2	5.3	3.4	2.0
Diversified Yield	3.0	2.9	10.6	1.0
Emerging Markets Debt	0.9	(1.3)	5.0	1.7
Large Cap Equities:				
Global Strategic Value	0.8	(9.7)	(1.4)	(6.9)
US Strategic Value	2.4	(5.6)	(2.7)	(3.3)
International Value	1.2	(4.6)	(2.3)	(3.8)
Emerging Markets Value	2.3	(3.5)	2.1	(1.1)
US Large Cap Growth	3.1	(2.7)	(2.9)	(1.2)
Global Research Growth	3.6	(0.9)	(2.3)	(3.7)
Equities ex-Large Cap:				
Global Thematic Research	4.2	(9.7)	(0.4)	N/A
US Relative Value	2.0	6.6	(0.4)	1.6
US Small Cap Value	3.5	1.0	9.9	4.6
US Small Cap Growth	4.0	8.1	7.7	4.3
US Small/Mid Cap Growth	0.7	2.8	6.7	5.3

Preliminary performance as of 3/31/2012; gross of fees

Retail Highlights

1Q12 Gross Sales by Asset Class

$12.9B in Total


Fixed Income
71%
Value
9%
Growth
8%
Blend
3%
Index
9%

All Regions Contributed to Sequential Gross Sales Growth


+150%
+109%
+86%
+73%
+30%
+81%
Japan
Asia ex-Japan
Latin America
EMEA
US
Total

New Products Gathering Assets

Product	Launch Date	AUM ($M)
US Retail		
High Income Muni	Jan-10	$823
Municipal Bond Inflation	Jan-10	$396
Real Asset	Mar-10	$384
Bond Inflation	Jan-10	$183
International Retail		
EMD Fixed Income	Dec-10	$620
RMB Income Plus	May-11	$374
Select US Equity - Long Only	Dec-11	$305
Brazilian Infrastructure	Feb-10	$290

Strong Gross Sales of Both New and Long-Term Offerings

$B


American Income
+172%
Global High Yield
+65%
Asia ex-Japan Equity*
Muni Bonds
+55%
High Income
+48%
New Products
+32%
0
1
2
3
4
1Q12
4Q11

*1Q12 sequential gross sales percentage increase is too high to be considered meaningful.

Private Client Highlights

Stability and Strength

1Q12/4Q11 % Change


5%
3%
AUM
Fees

The Bernstein Advantage

- **Integrated Solutions** With insight into every position in every client's portfolio, we can employ integrated risk management (DAA), tax-aware trading and systematic rebalancing by account
- **Custom Planning** We use proprietary planning tools and a core capital [SM] model to customize clients' asset allocation, increasing the probability of meeting their long-term financial goals
- **Investment Discipline** With disciplined, long-term, exclusive investment management, we're accountable to our clients and avoid the pitfalls of performance chasing

Innovative Enhancements to Private Client Portfolios to Achieve More Consistent Performance


Traditional Portfolio
2010: Dynamic Asset Allocation
2011: New Alpha and Beta Sources
2012: Strategic Equities
Global Stocks
Bonds
DAA
Global Stocks
Bonds
Real Assets
Bond Inflation
Alternatives
Strategic Equities
New in that year

Bernstein Research Services Highlights

Sequential Increase in Revenues…



$M
% Change
1Q12/1Q11: (11)%
1Q12/4Q11: 16%
119
92
106
1Q11
4Q11
1Q12

…Despite Further Declines in Market Volumes and Volatility



25
20
15
10
5
0
50
40
30
20
10
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
NYSE & Nasdaq Shares Traded (B)* (left)
VIX Volatility Index (right)

*Composite trading volumes. Source: ThomsonOne.

Rapid Growth of SCB Hong Kong



# of Clients
200
150
100
50
0
Revenue CAGR
1Q10 – 1Q12: +480%
Clients CAGR
1Q10 – 1Q12: +224%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Continued Global Growth and US Research Recognition

- Extended global footprint with two new analyst hires in Asia in consumer and insurance sectors
- Hong Kong revenues up 40% sequentially and 168% year-over-year
- Highly ranked in annual independent survey of US portfolio managers
  - #1 Composite Score of all "Research & Analyst Quality" metrics
  - #1 "Equity Analyst Service"
  - #1 "Highest Quality U.S. Equity Research Product"
  - #1 "Greatest Knowledge of Companies and Industries"
  - #1 "Most Creative Ideas or Themes"
  - #1 "Most Trusted"

Progress on Our Strategy in 2012

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	▪ Equity actions support long-standing services while evolving product set to meet client needs
	▪ Improved performance across most equity strategies in a more normalized environment
	▪ Continued strength in Fixed Income – Global High Income, Global Fixed Income and Diversified Yield have outperformed for 1Q12, 1, 3 and 5-year periods
	▪ Global industry recognition for retail Fixed Income
	    ▪ Six Lipper awards in Europe, including Best Large Bond Group (3 yrs) in Europe
	    ▪ Nine Lipper Awards in Asia, including Best Large Bond Group (3 yrs) in Singapore

Diversify our business across channels, investment services and geographies	▪ All regions contributed to Retail's sequential 81% gross sales increase ▪ Continued sales momentum in Fixed Income; $2.4B in net new flows ▪ Diverse 1Q12 pipeline adds in EM Debt, Global Credit, CRS and Small Cap Growth ▪ Successful close of first US real estate fund with nearly $700 million in capital commitments and another $200 million in co-investment capital from key strategic investors
Develop innovative new products and services to meet clients' evolving needs	▪ Retail new product sales up 32% in 1Q12 ▪ Introduced clients to new Strategic Equities model in Private Client ▪ Big win in UK DC - $200M initial mandate with great growth potential

Achieve greater operating leverage and better financial results	▪ Ongoing diligence in cost-cutting year-to-date
	    ▪ Sequential reductions in T&E, communications costs and professional fees
	    ▪ Managing to our annual comp ratio target of 50% or less
	▪ Restored multiple points of adjusted margin versus 4Q11
	▪ Successfully sub-leased 90,000+ square feet of NYC office space

Edward J. Farrell

Controller & Interim Chief Financial Officer

Financial Highlights: First Quarter 2012

In US $ Millions

Adjusted Revenues

Adjusted Expenses

Adjusted Operating Margins

Adjusted EPU



$562
$528
1Q:12
4Q:11
$562
$659
1Q:12
1Q:11
$461
$491
1Q:12
4Q:11
$461
$515
1Q:12
1Q:11
18.0%
7.0%
1Q:12
4Q:11
18.0%
21.9%
1Q:12
1Q:11
29¢
7¢
1Q:12
4Q:11
29¢
41¢
1Q:12
1Q:11

Please refer to pages 32-34 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2012 Income Statement

- Sequential variances affected by $587 million deferred compensation charge recorded in 4Q11
- Versus the prior year period, decline in net revenues outpaced expense reductions
- Adjusted EPU of 29 cents for 1Q12; distribution of 26 cents

In US Dollar Millions (except EPU)	1Q 2012	4Q 2011	% Δ	1Q 2011	% Δ
Net Revenues	$ 682	$ 625	9%	$ 755	(10%)
Operating Expenses	581	1,165	(50%)	617	(6%)
Operating Income (Loss)	101	(540)	n/m	138	(27%)
Net Income (Loss) Attributable to AB Unitholders	87	(516)	n/m	136	(36%)
AB Holding GAAP Diluted Net Income (Loss) per Unit	**$0.26**	**($1.97)**	**n/m**	**$0.42**	**(38%)**
AB Holding Adjusted Diluted Net Income Per Unit	**$0.29**	**$0.07**	**314%**	**$0.41**	**(29%)**
AB Holding Distribution Per Unit	**$0.26**	**$0.12**	**117%**	**$0.42**	**(38%)**

Please refer to pages 32-34 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
Percentages are calculated using expenses rounded to the nearest thousand.

First Quarter 2012 Revenues

- Base fee variances from both prior periods in line with changes in average AUM and asset mix
- Bernstein Research revenues improved sequentially, due primarily to higher trading activity, and the decline from the prior year quarter is attributed primarily to lower volumes in the U.S. and Europe
- Higher investment gains in 1Q12 versus both periods for deferred compensation investments. AB Venture Fund had gains in the current quarter versus losses in both prior periods. Seed capital investments had higher gains than 1Q11 and compared favorably with losses in 4Q11.

Revenues (in US dollar millions)	**1Q 2012**	**4Q 2011**	**% Δ**	**1Q 2011**	**% Δ**
Base Fees	$ 423	$ 416	2%	$ 510	(17%)
Performance Fees	5	7	(38%)	5	(14%)
Bernstein Research	106	92	16%	119	(11%)
Distribution	89	83	8%	89	-
Investment Gains (Losses)	31	(3)	n/m	1	n/m
Other Revenues	29	30	(7%)	32	(10%)
Total Revenues	**683**	**625**	**9%**	**756**	**(10%)**
Less: Interest Expense	1	-	74%	1	(28%)
GAAP Net Revenues	**682**	**625**	**9%**	**755**	**(10%)**
Investment (Gains) Losses[(1)]	(24)	(8)	178%	(2)	920%
Distribution and Servicing Costs	(96)	(89)	8%	(94)	2%
Adjusted Net Revenues	**$ 562**	**$ 528**	**7%**	**$ 659**	**(15%)**

(1) Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund attributable to non –controlling interests

Please refer to pages 32-34 for additional information on the reconciliation of GAAP financial results to adjusted financial results.

Percentages are calculated using revenues and expenses rounded to the nearest thousand.

First Quarter 2012 Operating Expenses

- Sequential increase in Base Comp due to severance associated with first quarter headcount reductions
- Promotion & Servicing expenses increased sequentially due to higher distribution payments, partially offset by lower T&E, and essentially flat versus the prior year period
- G&A includes a $6.5 million cash receipt relating to finalization of a claims processing contingency, along with lower professional fees, which together contributed to the decline in expenses versus both prior periods
  - Real Estate charge in the current quarter, related to NYC office space

Operating Expenses (in US dollar millions)	**1Q 2012**	**4Q 2011**	**% Δ**	**1Q 2011**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 118	$ 112	6%	$ 118	-
Incentive Compensation (ex deferred comp charge)	104	101	3%	132	(21%)
Commissions, Fringes & Other (ex deferred comp charge)	81	86	(6%)	89	(10%)
Deferred Compensation Charge	-	587	(100%)	-	-
Total Compensation & Benefits	**303**	**886**	**(66%)**	**339**	**(11%)**
Promotion & Servicing	138	134	3%	139	(1%)
General & Administrative	125	140	(11%)	133	(6%)
Real Estate Charge	9	-	100%	-	100%
Other	6	5	2%	6	(2%)
Total GAAP Operating Expenses	**581**	**1,165**	**(50%)**	**617**	**(6%)**
Deferred Compensation Expenses	(14)	(585)	(98%)	(8)	69%
Distribution-Related Expenses	(96)	(89)	8%	(94)	2%
Real Estate Sub-Lease Charges	(9)	-	100%	-	100%
Non- Controlling Interest excluding Venture Fund	(1)	-	100%	-	100%
Total Adjusted Operating Expenses	**$ 461**	**$ 491**	**(6%)**	**$ 515**	**(10%)**

Percentages are calculated using expenses rounded to the nearest thousand

First Quarter 2012 GAAP to Adjusted Reconciliation

- Adjusted Operating Income increased sequentially as revenues improved and expenses were reduced
  - In 4Q11 we trued up compensation to meet our full year target
- Adjusted Operating margin sequential improvement, but decline versus the prior year quarter as the decline in revenues outpaced the decline in expense reductions

	1Q 2012	4Q 2011	% Δ	1Q 2011	% Δ
AllianceBernstein L.P.					
GAAP Operating Income (Loss)	**$ 101**	**$ (540)**	**n/m**	**$ 138**	**(27%)**
Net P&L impact of MTM of Deferred Compensation[1]	(2)	573	n/m	(2)	(10%)
Real Estate Charges	9	-	100%	-	100%
Less: Net Income (Loss) of Consolidated Entities Attributable to Non-Controlling Interests	7	(4)	n/m	(8)	n/m
Adjusted Operating Income	**$ 101**	**$ 37**	**174%**	**$ 144**	**(30%)**
GAAP Operating Margin (including non-controlling interests)	**13.8%**	**n/m**		**19.4%**	
Adjusted Operating Margin	**18.0%**	**7.0%**		**21.9%**	

[1] Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances and charge

Please refer to pages 32-34 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Percentages are calculated using revenues and expenses rounded to the nearest thousand

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	1Q 2012	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended March 31, 2012				
Value						
Global Value	0.8	(10.0)	(4.1)	(6.6)	(1.1)	MSCI World (Cap, UH, net)
International Value	1.0	(5.3)	(3.2)	(4.5)	(0.1)	MSCI EAFE (Cap, UH, net)
US Strategic Value	2.1	(6.5)	(3.7)	(4.0)	(2.5)	Russell 1000 Value
US Diversified Value	1.5	(2.5)	(2.0)	(2.6)	(1.4)	Russell 1000 Value
Emerging Markets Value	1.9	(4.5)	0.7	(2.3)	1.9	MSCI EM (Cap, UH, net)
Growth						
Global Research Growth	3.4	(1.7)	(3.2)	(4.4)	(2.0)	MSCI World (Cap, UH, net)
US Thematic Research	7.9	(12.9)	(0.5)	0.2	0.9	S&P 500 Index
US Large Cap Growth	2.8	(3.6)	(3.9)	(1.8)	(1.1)	Russell 1000 Growth
US Small Cap Growth	3.7	7.0	6.4	3.4	1.9	Russell 2000 Growth
Blend						
Global Style Blend	1.8	(5.3)	(3.4)	(5.4)	N/A	MSCI World (Cap, UH, net)
International Style Blend - Developed	1.4	(3.1)	(4.4)	(4.1)	2.2	MSCI EAFE Index - NDR

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of March 31, 2012
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	1Q 2012	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended March 31, 2012				
Global High Income	(0.3)	(1.4)	7.8	0.1	1.3	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Strategic Core Plus	0.2	(1.2)	4.5	0.3	0.7	Barclays Capital US Aggregate Index
Global Fixed Income	0.1	5.0	3.1	1.8	1.1	Citigroup WGBI - Unhedged
Global Plus	0.1	0.4	3.8	(0.0)	0.1	Barclays Global Aggregate Bond Index (Unhedged)
Emerging Market Debt	0.8	(1.7)	4.6	1.2	1.7	JPM EMBI Global

Performance is preliminary.
As of March 31, 2012
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	1Q 2012	Periods Ended March 31, 2012 One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	2.2	(3.7)	(1.6)	(4.5)	(1.0)	International Large Cap Value
Growth & Income	0.4	4.1	0.1	(1.3)	(0.8)	Large Cap Core
U.S. Small/Mid Cap Value	1.6	(2.1)	1.0	1.5	0.9	Small Cap Value
U.S. Value	0.6	(1.9)	(1.0)	(3.9)	(1.6)	Large Cap Value
Global Value	1.7	(8.0)	(0.0)	(4.8)	(2.3)	Global Large Cap Value
Growth						
Global Thematic Growth	2.9	(11.1)	(3.6)	(0.7)	(2.5)	Global Multi-Cap Growth
International Growth	(0.6)	(1.2)	(1.8)	(1.9)	1.4	International Multi-Cap Growth
U.S. Large Cap Growth(1)	0.7	(2.6)	0.4	2.9	0.5	Large-Cap Growth
Emerging Markets	2.6	(2.8)	(2.5)	(2.2)	(2.0)	Equity Emerging Mkts Global
U.S. Growth(1)	(0.8)	0.3	0.6	(1.2)	0.1	Large-Cap Growth
U.S. Small/Mid Cap Growth	0.1	2.6	8.9	2.4	1.8	Mid Cap Growth

(1) Performance figures other than 1Q12 and One Year positively affected by class action settlement proceeds.
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through March 31, 2012.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended March 31, 2012				
Service	**1Q 2012**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Lipper Average**
Global High Yield Portfolio	(1.3)	2.8	5.0	1.8	0.9	Bond Global High Yield
American Income Portfolio	0.5	0.5	7.3	1.4	2.5	Bond USD
Global Bond	(1.1)	1.4	2.5	1.2	1.9	Global Income
High Income	1.2	0.7	4.9	3.9	5.3	High Current Yield

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through March 31, 2012.

Private Client: Absolute Performance

Service	1Q 2012	Periods Ended March 31, 2012 One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	8.0	1.6	13.4	(0.0)	4.4
S&P 500	12.6	8.5	23.4	2.0	4.1
MSCI World Index - Net	11.5	0.6	20.2	(0.7)	4.7
Lipper Short/Int Blended Muni Fund Avg	0.8	6.7	4.9	3.7	3.6

Performance is preliminary.
As of March 31, 2012
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund thereafter; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor's, Morgan Stanley, Lipper and AllianceBernstein

Assets Under Management

$ Billions

	At March 31, 2012				At Dec 31 2011	At Mar 31 2011
	Institutions	Retail	Private Client	Total	Total	Total
Equity						
Value	$ 44	$ 18	$ 20	$ 82	$ 81	$ 137
Growth	9	20	15	44	44	71
Total Equity	53	38	35	126	125	208
Fixed Income	132	58	34	224	218	210
Other[1]	37	28	4	69	63	59
Total	$ 222	$ 124	$ 73	$ 419	$ 406	$ 477

	At December 31, 2011			
Total	$ 224	$ 113	$ 69	$ 406

	At March 31, 2011			
Total	$ 267	$ 131	$ 79	$ 477

(1) Includes Index, Structured, Asset Allocation services, and certain other alternative investments

Three Months Ended 3/31/12: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
	US	Global	Total	US	Global	Total	US	Global	Total	US	Global	Total
Beginning of Period	**$110.7**	**$113.2**	**$223.9**	**$43.2**	**$69.4**	**$112.6**	**$50.1**	**$19.3**	**$69.4**	**$204.0**	**$201.9**	**$405.9**
Sales/New Accounts	0.5	3.3	3.8	2.5	10.4	12.9	1.0	0.4	1.4	4.0	14.1	18.1
Redemptions/Terminations	(3.5)	(12.0)	(15.5)	(1.5)	(6.9)	(8.4)	(1.7)	(0.9)	(2.6)	(6.7)	(19.8)	(26.5)
Net Cash Flows	0.1	(1.3)	(1.2)	(0.8)	(1.4)	(2.2)	(0.5)	0.2	(0.3)	(1.2)	(2.5)	(3.7)
Net Flows	**(2.9)**	**(10.0)**	**(12.9)**	**0.2**	**2.1**	**2.3**	**(1.2)**	**(0.3)**	**(1.5)**	**(3.9)**	**(8.2)**	**(12.1)**
Investment Performance	**3.3**	**8.0**	**11.3**	**4.5**	**4.8**	**9.3**	**3.1**	**1.6**	**4.7**	**10.9**	**14.4**	**25.3**
End of Period	**$111.1**	**$111.2**	**$222.3**	**$47.9**	**$76.3**	**$124.2**	**$52.0**	**$20.6**	**$72.6**	**$211.0**	**$208.1**	**$419.1**

Three Months Ended 3/31/12: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
	US	Global	Total	US	Global	Total	US	Global	Total	US	Global	Total	US	Global	Total
Beginning of Period	**$25.2**	**$55.6**	**$80.8**	**$21.8**	**$22.4**	**$44.2**	**$127.4**	**$90.2**	**$217.6**	**$29.6**	**$33.7**	**$63.3**	**$204.0**	**$201.9**	**$405.9**
Sales/New Accounts	0.5	1.6	2.1	1.0	0.5	1.5	1.6	11.1	12.7	0.9	0.9	1.8	4.0	14.1	18.1
Redemptions/Terminations	(1.9)	(6.9)	(8.8)	(3.0)	(4.1)	(7.1)	(1.5)	(8.4)	(9.9)	(0.3)	(0.4)	(0.7)	(6.7)	(19.8)	(26.5)
Net Cash Flows	(0.7)	(1.5)	(2.2)	(0.5)	(0.6)	(1.1)	1.6	(2.0)	(0.4)	(1.6)	1.6	-	(1.2)	(2.5)	(3.7)
Net Flows	**(2.1)**	**(6.8)**	**(8.9)**	**(2.5)**	**(4.2)**	**(6.7)**	**1.7**	**0.7**	**2.4**	**(1.0)**	**2.1**	**1.1**	**(3.9)**	**(8.2)**	**(12.1)**
Investment Performance	**3.2**	**6.6**	**9.8**	**3.5**	**2.9**	**6.4**	**0.8**	**3.2**	**4.0**	**3.4**	**1.7**	**5.1**	**10.9**	**14.4**	**25.3**
End of Period	**$26.3**	**$55.4**	**$81.7**	**$22.8**	**$21.1**	**$43.9**	**$129.9**	**$94.1**	**$224.0**	**$32.0**	**$37.5**	**$69.5**	**$211.0**	**$208.1**	**$419.1**

(1) Includes index, structured, asset allocation services and certain other alternative investments.

AUM by Region

As of March 31, 2012

Institutions


Other 10%
Eur. ex-UK 5%
Australia 3%
UK 5%
N.A. ex- US 5%
Japan 13%
US 59%

Retail


Europe 7%
Other 3%
Asia Pac 28%
US 62%

US $ Billions **$222.3** **$124.2**

First Quarter 2012 Advisory Fees

In US Dollars

	1Q 2012	4Q 2011	% Δ	1Q 2011	% Δ
Ending AUM ($ Billions)	**$419**	**$406**	**3%**	**$477**	**(12%)**
Average AUM ($ Billions)	**$417**	**$411**	**2%**	**$481**	**(13%)**
By Fee Type ($ Millions):					
Base Fees	$423	$416	2%	$510	(17%)
Performance Fees	5	7	(38%)	5	(14%)
Total	**$428**	**$423**	**1%**	**$515**	**(17%)**
Base Fees By Channel ($ Millions):					
Institutions	$117	$122	(4%)	$173	(32%)
Retail	159	152	5%	166	(4%)
Private Client	147	142	3%	171	(14%)
Total	**$423**	**$416**	**2%**	**$510**	**(17%)**

Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand

Consolidated Balance Sheet

In US $ Millions

Assets	Mar 31, 2012	Dec 31, 2011
Cash and cash equivalents	$ 437	$ 639
Cash and securities, segregated	785	1,280
Receivables, net	1,478	1,339
Investments:		
Deferred compensation - related	161	176
Other	722	619
Goodwill	2,954	2,955
Intangible assets, net	185	190
Deferred sales commissions, net	83	60
Other (incl. furniture & equipment, net)	443	448
Total Assets	**$ 7,248**	**$ 7,706**

Liabilities and Capital	Mar 31, 2012	Dec 31, 2011
Liabilities:		
Payables	$ 1,916	$ 2,337
Accounts payable and accrued expenses	395	368
Accrued compensation and benefits	411	534
Debt	387	445
Total Liabilities	**3,109**	**3,684**
Partners' capital attributable to AllianceBernstein Unitholders	4,079	3,968
Non-controlling interests in consolidated entities	60	54
Total Capital	**4,139**	**4,022**
Total Liabilities and Capital	**$ 7,248**	**$ 7,706**

Consolidated Statement of Cash Flows

In US $ Millions

		Three Months Ended	
		Mar 31, 2012	Mar 31, 2011
Net Income		$ 95	$ 128
Non-cash items:	Amortization of deferred sales commissions	8	10
	Amortization of non-cash deferred compensation	5	43
	Depreciation and other amortization	20	21
	Unrealized (gains) on deferred compensation-related investments	(17)	(13)
	Unrealized (gains) losses on consolidated venture capital fund	(7)	7
	Unrealized (gains) losses on other investments	(28)	1
	Real estate asset write-off charges	2	-
	Other, net	(1)	-
Changes in assets and liabilities		(112)	(264)
Net cash (used in) operating activities		**(35)**	**(67)**
Proceeds (purchases) of investments, net		-	2
Additions to furniture, equipment and leaseholds, net		(5)	(4)
Purchase of business, net of cash acquired		-	(21)
Net cash used in investing activities		**(5)**	**(23)**
(Repayment) issuance of commercial paper, net		(58)	41
Increase (decrease) in overdrafts payable		9	(5)
Distributions to General Partner and Unitholders		(47)	(137)
Purchases of Holding Units to fund deferred compensation awards, net		(67)	(50)
Purchases of AllianceBernstein Units		-	(4)
Other		(2)	1
Net cash used in financing activities		**(165)**	**(154)**
Effect of exchange rate changes on cash and cash equivalents		3	7
Net (decrease) in cash and cash equivalents		(202)	(237)
Cash and cash equivalents at the beginning of period		639	650
Cash and cash equivalents at the end of period		**$ 437**	**$ 413**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	1Q 2012	4Q 2011	% Δ	1Q 2011	% Δ
AllianceBernstein					
Net Income (Loss) Attributable to AllianceBernstein	$87	($516)	n/m	$136	(36%)
Weighted Average Equity Ownership Interest	37.5%	37.5%		37.4%	
AllianceBernstein Holding					
Equity in Net Income (Loss) Attributable to AllianceBernstein	$33	($193)	n/m	$51	(36%)
Income Taxes	6	6	0%	7	(19%)
Net Income (Loss)	**$27**	**($199)**	**n/m**	**$44**	**(39%)**
Diluted Net Income (Loss) Per Unit, GAAP basis	**$0.26**	**($1.97)**	**n/m**	**$0.42**	**(38%)**
Distributions Per Unit	**$0.26**	**$0.12**	**117%**	**$0.42**	**(38%)**
Adjusted Diluted Net Income Per Unit	**$0.29**	**$0.07**	**314%**	**$0.41**	**(29%)**

Please refer to pages 32-34 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10
Net Revenues, GAAP basis	**$ 681,809**	**$ 624,978**	**$ 641,529**	**$ 727,994**	**$ 755,390**	**$ 777,561**
Exclude:						
Deferred compensation-related investment (gains) losses	(15,570)	(9,386)	37,840	1,588	(9,740)	(16,677)
Deferred compensation-related dividends and interest	(380)	(2,226)	(982)	(524)	(632)	(3,963)
90% of consolidated venture capital fund investment (gains) losses	(7,686)	3,116	18,306	6,302	8,054	(7,570)
Distribution-related payments	(79,869)	(73,048)	(76,323)	(78,557)	(74,756)	(76,411)
Amortization of deferred sales commissions	(8,267)	(8,292)	(9,186)	(9,871)	(10,326)	(11,349)
Pass-through fees & expenses	(7,738)	(7,598)	(8,894)	(9,987)	(8,624)	(9,762)
Adjusted Net Revenues	**$ 562,299**	**$ 527,544**	**$ 602,290**	**$ 636,945**	**$ 659,366**	**$ 651,829**
Operating Income (Loss), GAAP basis	**$ 101,245**	**$ (540,246)**	**$ 77,716**	**$ 115,626**	**$ 138,435**	**$ 153,751**
Exclude:						
Deferred compensation-related investment (gains) losses	(15,570)	(9,386)	37,840	1,588	(9,740)	(16,677)
Deferred compensation-related dividends and interest	(380)	(2,226)	(982)	(524)	(632)	(3,963)
Deferred compensation-related mark-to-market vesting expense (credit)	14,009	(2,925)	(24,302)	908	6,894	7,358
Deferred compensation-related dividends and interest expense	152	806	1,572	1,196	1,480	6,317
Deferred compensation charge	-	587,131	-	-	-	-
Net impact of deferred compensation-related items	(1,789)	573,400	14,128	3,168	(1,998)	(6,965)
Real estate charges	9,269	294	6,905	18	18	116
Insurance proceeds	-	-	(10,691)	-	-	-
Sub-total of non-GAAP adjustments	7,480	573,694	10,342	3,186	(1,980)	(6,849)
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	7,264	(3,552)	(18,445)	(6,756)	(8,046)	7,873
Adjusted Operating Income	**$ 101,461**	**$ 37,000**	**$ 106,503**	**$ 125,568**	**$ 144,501**	**$ 139,029**
Operating Margin, GAAP basis excl. non-controlling interests	**13.8%**	**n/m**	**15.0%**	**16.8%**	**19.4%**	**18.8%**
Adjusted Operating Margin	**18.0%**	**7.0%**	**17.7%**	**19.7%**	**21.9%**	**21.3%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10
Net Income (Loss) - Diluted, GAAP basis	**$ 26,699**	**$ (199,463)**	**$ 27,003**	**$ 35,653**	**$ 43,923**	**$ 43,289**
Impact on net income of AllianceBernstein non-GAAP adjustments	2,741	206,341	3,773	1,162	(722)	(2,451)
Adjusted Net Income - Diluted	**$ 29,440**	**$ 6,878**	**$ 30,776**	**$ 36,815**	**$ 43,201**	**$ 40,838**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.26**	**$ (1.97)**	**$ 0.26**	**$ 0.34**	**$ 0.42**	**$ 0.42**
Impact of AllianceBernstein non-GAAP adjustments	0.03	2.04	0.04	0.01	(0.01)	(0.02)
Adjusted Diluted Net Income per Holding Unit	**$ 0.29**	**$ 0.07**	**$ 0.30**	**$ 0.35**	**$ 0.41**	**$ 0.40**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We also excluded additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) deferred compensation charge, (3) real estate charges, (4) insurance proceeds and (5) the net loss or income of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments. In the fourth quarter of 2011, we implemented changes to our employee long-term incentive compensation award program. As a result, mark-to-market investment gains or losses recognized in compensation expense will closely approximate mark-to-market investment gains and losses recognized in revenues.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein